UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-36457	90-0031917
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931

(Address of Principal Executive Offices)

(866) 594-5999

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On June 19, 2015 Provectus Biopharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Maxim Group LLC, as representative of the underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters 17,500,000 shares of common stock, par value $0.001 per share, of the Company (the “Shares”) and warrants to purchase a single share of common stock each, at an exercise price of $0.85 per share (the “Warrants”). The Shares and Warrants will be sold at a public offering price of $0.75 for a fixed combination of one Share and one Warrant in an underwritten public offering (the “Offering”). The Company has also granted the Underwriters a 45-day option to purchase up to an additional 2,625,000 shares of common stock and 2,625,000 Warrants to cover over-allotments, if any.

The Offering is expected to close on or about June 24, 2015, subject to the satisfaction of customary closing conditions. The gross proceeds to the Company are expected to be approximately $13.1 million, assuming no exercise of the Warrants and prior to deducting underwriting discounts and commissions and estimated expenses payable by the Company associated with the Offering. The Offering is being made pursuant to the Company’s existing shelf registration statement on Form S-3 (File No. 333-182476), which was filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 2, 2012 and declared effective by the Commission on July 20, 2012.

The terms of the Warrants will be set forth in an agency agreement between the Company and Broadridge Corporate Issuer Solutions, Inc., as agent for the Warrants (the “Warrant Agreement”), and the related certificate for the Warrants (the “Warrant Certificate”), each to be entered into in connection with the closing of the Offering.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company, and customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties, and termination provisions.

Pursuant to the Underwriting Agreement, the Company agreed, subject to certain exceptions, not to offer, issue or sell any shares of common stock or securities convertible into or exercisable or exchangeable for shares of common stock for a period of 180 days following the date of the Underwriting Agreement without the prior written consent of the Underwriter.

The Company’s officers and directors, other than Jan Koe, aggregating approximately 11.6% of the Company’s outstanding shares of common stock as of March 31, 2015, have agreed, for a period of 180 days following the Offering, not to (i) offer, sell, assign, transfer, pledge, contract to sell or otherwise dispose of any shares of the Company’s common stock or other securities convertible into or exercisable or exchangeable for shares of the Company’s common stock, (ii) enter into any swap, hedge, or other agreement or arrangement that transfers the economic risk of ownership of such securities, or (iii) engage in any short selling of any such securities. In addition, the Company’s officers and directors have waived, during the same period, any demand registration rights with respect to any such securities.

The Underwriting Agreement has been attached hereto as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of the Underwriting Agreement and as of specific dates, were solely for the benefit of the parties to the Underwriting Agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement.

Copies of the Underwriting Agreement and the forms of Warrant Agency Agreement and Warrant Certificate relating to the Warrants to be issued in connection with the Offering are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated herein by reference. Baker, Donelson, Bearman, Caldwell & Berkowitz, PC, counsel to the Company, has issued an opinion to the Company, dated June 19, 2015, regarding the Shares and Warrants to be sold in the Offering. A copy of the opinion is filed as Exhibit 5.1 to this Current Report on Form 8-K. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 7.01.	Regulation FD Disclosure.

On June 18, 2015, the Company issued a press release announcing that it intended to make a public offering of securities. On June 19, 2015, the Company issued a press release announcing the pricing and terms of the Offering. Copies of the two press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are each incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement between Provectus Biopharmaceuticals, Inc. and Maxim Group LLC

4.1	Form of Warrant Agency Agreement between Provectus Biopharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

4.2	Form of Warrant Certificate

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (contained in Exhibit 5.1 above)

99.1	Press Release, dated June 18, 2015

99.2	Press Release, dated June 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2015

PROVECTUS BIOPHARMACEUTICALS, INC.

By:	/s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement between Provectus Biopharmaceuticals, Inc. and Maxim Group LLC

4.1	Form of Warrant Agency Agreement between Provectus Biopharmaceuticals, Inc. and Broadridge Corporate Issuer Solutions, Inc.

4.2	Form of Warrant Certificate

5.1	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC

23.1	Consent of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC (contained in Exhibit 5.1 above)

99.1	Press Release, dated June 18, 2015

99.2	Press Release, dated June 19, 2015